Nesco and Custom Truck One Source to Combine

December 3, 2020

NESCO SPECIALTY RENTALS™

CUSTOM TRUCK ONE SOURCE™


NESCO
SPECIALTY RENTALS


SERVICE







Disclaimer

Some of the financial information and data of Nesco Holdings, Inc. ("Nesco") contained herein does not conform to Securities and Exchange Commission ("SEC") Regulation S-X in that it includes certain financial information not prepared in accordance with united states generally accepted accounting principles ("GAAP"). Accordingly, such information and data has been and will be adjusted and presented differently in Nesco's SEC reports. Nesco believes that the presentation of such non-GAAP measures provides information that is useful to investors, in addition to the standard GAAP-based financial measures. These non-GAAP measures may not be comparable to measures used by other companies within the industry. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures are intended to provide additional information only and do not have any standard meaning prescribed by GAAP or otherwise. These non-GAAP measures have limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Nesco's results as reported under GAAP. The definitions of non-GAAP financial measures along with a reconciliation of non-GAAP financial information to their most directly comparable GAAP measures are included in the appendix to this presentation.

Additional Information About the Acquisition and Where to Find It

This presentation is being made in respect of the proposed acquisition of Custom Truck One Source ("CTOS") by Nesco. A special meeting of the stockholders of Nesco will be announced as promptly as practicable to seek stockholder approval in connection with the proposed acquisition. Nesco expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed acquisition. The definitive proxy statement will be sent or given to the stockholders of Nesco and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF NESCO ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NESCO, CTOS AND THE ACQUISITION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Nesco with the SEC at the SEC's website at www.sec.gov, at Nesco's website at www.nescospecialty.com or by sending a written request to Nesco Holdings, Inc., 6714 Pointe Inverness Way, Suite 220, Fort Wayne, Indiana 46804, Attention: Chief Financial Officer and Secretary.

Participants in the Solicitation

Nesco and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the acquisition. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Nesco's stockholders in connection with the acquisition will be set forth in Nesco's definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the acquisition will be set forth in the definitive proxy statement when it is filed with the SEC in connection with the acquisition. You can find information about Nesco's directors and executive officers in Nesco's filings with the SEC, including Nesco's definitive proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on May 1, 2020.

Forward-Looking Statements

Certain statements contained in this presentation may be considered forward-looking statements within the meaning of U.S. securities laws, including section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. When used in this communication, the words "potential," "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Nesco's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability to consummate the acquisition of CTOS and to integrate the acquisition into the Nesco business; failure to obtain necessary stockholder and regulatory approvals or to satisfy any of the other conditions related to the acquisition of CTOS; the ability to realize expected synergies and the timing for any such realization; projected financial results for Nesco and CTOS, including on a combined basis; potential litigation associated with the acquisition of CTOS; the potential impact of the announcement of the acquisition of CTOS on Nesco's or CTOS's relationships, including with suppliers, customers, employees and regulators; the impact of the COVID-19 pandemic on Nesco's or CTOS's business operations, as well as the overall economy; Nesco's ability to execute on its plans to develop and market new products and the timing of these development programs; Nesco's estimates of the size of the markets for its solutions; the rate and degree of market acceptance of Nesco's solutions; the success of other competing technologies that may become available; Nesco's ability to identify and integrate acquisitions, including the acquisition of truck utilities; the performance and security of Nesco's services; potential litigation involving Nesco; and general economic and market conditions impacting demand for Nesco's services. For a more complete description of these and other possible risks and uncertainties, please refer to Nesco's annual report on form 10-K filed with the securities and exchange commission on March 13, 2020 and quarterly report on form 10-Q filed with the securities and exchange commission on May 7, 2020, as well as to Nesco's subsequent filings with the SEC. Should one or more of these material risks occur, or should the underlying assumptions change or prove incorrect, Nesco's actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward-looking statement. The forward-looking statements contained herein speak only as of the date hereof, and Nesco undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Nesco believes these third party sources are reliable as of their respective dates, Nesco has not independently verified the accuracy or completeness of this information. Nesco makes no representation or warranty as to the accuracy or completeness of the information contained in this presentation. This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Nesco.

This presentation is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction of the acquisition of CTOS or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. in particular, this document is not an offer of securities for sale into the united states. no offer of securities shall be made into the united states absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to such registration requirements.

Presenters



Mark Ein

Chairman & CEO, Capitol Investment

Vice Chairman, Nesco



Louis Samson

Partner, Platinum Equity



Lee Jacobson

CEO, Nesco



Fred Ross

CEO, Custom Truck One Source



Josh Boone

CFO, Nesco



Ryan McMonagle

COO, Custom Truck One Source

Combination of Two Leading Specialty Rental Equipment Companies

Highly Complementary Companies

- Customers, end markets, fleets and operations well-aligned
- ~$50M in run-rate annual cost synergies expected to be achieved within two years of closing

Business Model Transformation

- Integrated business model significantly enhances Nesco's asset economics
- "One-stop-shop" offering provides compelling value proposition to customers

Significant Upside Potential

- Transformed financial trajectory
- Meaningfully enhanced ability to capitalize on favorable end-market trends

Much Enhanced Leverage & Liquidity Profile

- Stronger capital structure to pursue organic and inorganic growth
- Reduction in net leverage from 6.3x[6] currently to 3.9x[7,8] at close
- Significantly greater public float
- ABL liquidity increased from $70M[1,9] to $300M+[7,9,10]

NESCO Specialty Rentals		NESCO Specialty Rentals / Custom Truck One Source
$297M LTM Revenue[1]	→	$1.3B PF LTM Revenue[1]
$122M LTM Adj. EBITDA[1]	→	$338M PF LTM Adj. EBITDA[1,2]
$638M Fleet OEC[1,3]	→	$1.3B Fleet OEC[1,3]
$213M Market Cap[4]	→	$1.3B PF Market Cap[5]
6.3x Net Leverage[7]	→	3.9x PF Net Leverage[7,8]

$380 - 400M
PF 2021 Adj. EBITDA[2]

(1) As of and for the LTM period ended 9/30/20.
(2) Includes $50M of run-rate annual cost synergies. See slide 15 for additional information regarding cost synergies.
(3) Represents original equipment cost ("OEC") of rental fleet.
(4) Based on price at market close on 12/2/20.
(5) Based on price of newly issued stock at $5.00 per share and an estimated 259M pro forma shares outstanding, which reflects investments from Platinum, Blackstone, and CTOS management. Assumes an additional equity investment of $200M is raised between signing and closing.
(6) Based on $765M of net debt as of 9/30/20 and LTM 9/30/20 Adj. EBITDA of $122M.
(7) Assumes additional $200M equity investment is raised between signing and closing. Platinum to backstop $100M.
(8) Based on $338M of pro forma LTM Adj. EBITDA, including $50M of run-rate annual cost synergies. See slide 15 for additional information regarding cost synergies.
(9) Represents unused revolver capacity.
(10) Based on preliminary borrowing base calculation.

Transaction Summary

Transaction Structure	• Nesco to acquire Custom Truck One Source ("CTOS") for $1.475B • An affiliate of Platinum Equity, LLC ("Platinum") has committed to invest over $850M into Nesco in exchange for newly issued common stock at a price of $5.00 per share • The Blackstone Group, Inc. ("Blackstone"), in its capacity as the current majority owner of CTOS, and certain members of the CTOS management team will make an investment of ~$100M into Nesco in exchange for newly issued common stock at a price of $5.00 per share • Energy Capital Partners ("ECP") and Capitol Investments ("Capitol"), who together currently own ~70% of Nesco's outstanding common stock, will retain their entire ownership positions in Nesco and have entered into voting agreements in support of the transaction • Additional equity investment of up to $200M to be raised between signing and closing. Platinum to backstop $100M
Management / HQ	• Fred Ross, current CTOS CEO, expected to serve as CEO of combined company • Combined company HQ to be located at CTOS campus in Kansas City with significant operations maintained in Indiana
Board of Directors	• Nesco's board of directors (the "Nesco Board") to be reconstituted at closing such that ECP, Blackstone and Capitol each retain one seat and Platinum holds majority voting control of the Nesco Board
Expected Synergies	• Expect to achieve ~$50M in run-rate annual cost synergies within two years of closing • Incremental upside opportunity from revenue synergies via expanded service offerings and cross-selling
Capital Structure	• 259M estimated pro forma shares outstanding resulting in a market cap of $1.3B[1,2] • Pro forma net debt of approximately $1.3B and pro forma net leverage of 3.9x[1,3] • Anticipated financing includes a new $750M ABL (of which $400M is drawn at closing) and $900M of high yield notes[1] • Expected ABL liquidity at closing of more than $300M[1,4]
Significant Shareholders	• Subject to closing mechanics and the proposed additional equity offering, upon closing, Platinum will own ~57%, existing CTOS shareholders will own ~7%, ECP will own ~10%, and Capitol will own ~3% of Nesco's outstanding common stock[1]
Approvals / Closing	• Transaction has been unanimously approved by the Nesco Board • Expected to close in Q1 2021, subject to shareholder approval and other customary conditions

(1) Assumes additional $200M equity investment is raised between signing and closing. Platinum to backstop $100M.
(2) Based on price of newly issued stock at $5.00 per share.
(3) Based on $338M of pro forma LTM Adj. EBITDA, including $50M of run-rate annual cost synergies. See slide 15 for additional information regarding cost synergies.
(4) Represents unused revolver capacity. Based on preliminary borrowing base calculation.



Transformed Company Well-Positioned for Growth

- Integrated "one-stop-shop" platform with a differentiated customer value proposition and enhanced operational flexibility
- National footprint and broadened product and service offering to tailor solutions to customers' unique needs
- Serving resilient end-markets characterized by consistent growth and poised to benefit from projected increased investment in U.S. infrastructure, including the grid, 5G and rail
- Combined company to start with much greater financial flexibility and expected to generate higher cash flows, enabling further deleveraging and supporting organic and inorganic growth over time



Platinum Equity Overview

Financial Sponsor with a Strong Track Record and Deep Operational Capabilities

Overview

Founded in
1995

Portfolio includes
~40 companies

$23B
Under management

6 Offices
HQ: Beverly Hills
New York, Greenwich, Boston, London, Singapore

representing over
$25B
in revenue

Investing out of
$10B
Committed Fund

Operationally-focused investment strategy

- Operationally-focused investment firm with deep capabilities (~70 dedicated operations professionals at the firm)
- Typically invest in:
  - Fundamentally relevant businesses with leadership positions in their markets
  - Transactions where part of the value creation thesis comes from driving operational improvements
  - "Good to great" situations

Strong track record of success in specialty equipment rental space over 12+ year period

NESCO Specialty Rentals

- Acquired: 2011 | Divested 2014
- Grew fleet significantly and increased adjusted EBITDA by more than 80% over 2.5 years
- **5.4x cash on cash return**
- **102.9% IRR[1]**

Maxim Crane Works, L.P.

- Acquired: 2008 | Divested: 2016
- Expanded national presence and completed 4 acquisitions
- **2.4x cash on cash return**
- **15.9% IRR[1] despite global financial crisis during ownership period**

BlueLine Rental

- Acquired: 2014 | Divested: 2018
- Executed full operational turnaround and increased adjusted EBITDA by more than 50% over 4 years
- **3.2x cash on cash return**
- **150.0% IRR[1]**

Electro Rent

- Acquired: 2016
- Completed transformational acquisition and achieved $30M+ of synergies
- **Current portfolio company – unrealized returns**

(1) Investment performance data presented as of 6/30/20. "IRR" as calculated for each portfolio investment is the compound annualized gross internal rate of return based on the actual daily cash inflows and outflows, including Bridge Financing and unused equity that was subsequently returned, and includes Unrealized Value as a terminal value as of 6/30/20. Unless otherwise noted, all IRRs are compound annualized internal rates of return on investments and are presented on a "gross" basis (i.e., they do not reflect management fees, carried interest, and partnership and other expenses borne by investors).

Platinum Equity Investment Thesis

Invest in businesses / sector we know and have had success in

- Leverage proven operational playbook in specialty rental
- Prior track record of success with Nesco

Creates a differentiated specialty platform with an attractive business model and scale

- Integrated business model a key and transformative element for potential future success
- "One-stop-shop" platform with national coverage and broad customer coverage

Multiple ways to win

- Synergies and operational initiatives expected to provide impactful and controllable value creation lever
- Tailwinds in end-markets, organic initiatives and M&A opportunities

Create value operationally by extracting highly achievable synergies

- ~$50M of carefully identified run-rate annual cost synergies expected to be achieved within two years of closing
- Upside opportunities from potential incremental revenue and fleet synergies

Invest in growing end-markets with solid short and long-term fundamentals

- Primary end-markets positioned to benefit from macro mega trends
- T&D, telecom (5G), rail and infrastructure

Sound financial profile positions the company for growth

- PF net debt to EBITDA ratio of 3.9x[1,2] offers the benefit of leverage and a clear path towards de-leveraging
- More than $300M[2,3] undrawn revolver availability expected at close provides ample liquidity and ability for the combined company to play offense

(1) Based on $338M of LTM Adj. EBITDA, including $50M of run-rate annual cost synergies. See slide 15 for additional information regarding cost synergies.
(2) Assumes additional $200M equity investment is raised between signing and closing. Platinum to backstop $100M.
(3) Represents unused revolver capacity. Based on preliminary borrowing base calculation.

Nesco at a Glance

Leading Provider of Specialty Equipment Rental to T&D, Telecom and Rail End-Markets

- Differentiated parts, tools and accessories offering highly complementary to Nesco's core rental business and CTOS' offerings
- Well-positioned to benefit from near-term tailwinds and uptick in utility and telecommunications sector capital spending
- Young and well-maintained rental fleet of ~4,500 units[1] with ~$638M OEC[1] and 3.9-year average age[1]

$297M LTM Revenue[1]	$122M LTM Adj. EBITDA[1]
~365 Employees[1]	~4,500 Fleet Units[1]
$638M Fleet OEC[1]	3.9-year Average Age[1]



Fort Wayne, IN HQ
Operated ERS Facilities
PTA Facilities

20
Locations[3]

Revenue by End Market & Business Line[2]

End Market



Other
3%
Rail
7%
Telecom
14%
T&D
76%

Business Line



Other[4]
17%
Rental & Sales[5]
83%

(1) As of and for the LTM period ended 9/30/20.
(2) Revenue by end market and business line based on YTD 9/30/20 revenue and LTM 9/30/20 revenue, respectively.
(3) Excludes third-party service locations.
(4) Includes revenue from parts sales and services.
(5) Includes ERS rental and sales revenue and PTA rental revenue.

CTOS at a Glance

Leading Integrated Provider of Specialty Equipment

- Differentiated business model combining full-service specialty equipment offering with large-scale production and customization capabilities
- "One-stop-shop" platform offering rental, new & used sales, and parts & service on a national basis via 26 locations
- Young and well-maintained rental fleet of ~4,300 units[1] with ~$705M OEC[1] and 2.9-year average age[1]

$994M LTM Revenue[1]

$166M LTM Adj. EBITDA[1]

~1,460 Employees[1]

~4,300 Fleet Units[1]

$705M Fleet OEC[1]

2.9-year Average Age[1]


Kansas City, MO HQ

26 Locations[3]

Revenue by End Market & Business Line[2]

End Market


Other
18%
T&D
53%
Rail
6%
Infrastructure
23%

Business Line


Other4
9%
Rental & Sales
91%

(1) As of and for the LTM period ended 9/30/20.
(2) Revenue by end market and business line based on YTD 9/30/20 revenue and LTM 9/30/20 revenue, respectively.
(3) Excludes third-party service locations.
(4) Includes revenue from parts sales and services and other.

Highly Complementary Platforms

Complementary Business Models with a Common Core Focus

	NESCO Specialty Rentals	Custom Truck One Source	**Combined**
LTM Revenue	$297M	$994M	**$1,296M**
LTM Adj. EBITDA	$122M	$166M	**$338M[1]**
Fleet OEC	$638M	$705M	**$1,343M**
Locations[2]	20	26	**46**
Employees	~365	~1,460	**~1,825**

Revenue Mix


Other[3]
17%
Rental &
Sales[4]
83%


Other[3]
9%
Rental &
Sales
91%


Other[3]
11%
Rental &
Sales
89%

Note: All metrics as of and for the LTM period ended 9/30/20.

(1) Includes $50M of run-rate annual cost synergies. See slide 15 for additional information regarding cost synergies.
(2) Excludes third-party service locations
(3) Includes revenue from parts sales and services and other.
(4) Includes ERS rental and sales revenue and PTA rental revenue.

Enhances Rental Fleet Profile

Creates One of the Industry's Largest and Most Diverse Specialty Equipment Fleets

Nesco Specialty Rentals



Other² 6%
Other T&D¹ 12%
Cranes 12%
Digger Derricks 28%
Bucket Trucks 42%
$638M OEC
3.9-Yr Avg. Age

Custom Truck One Source



Other² 24%
Other T&D¹ 8%
Cranes 11%
Digger Derricks 30%
Bucket Trucks 27%
$705M OEC
2.9-Yr Avg. Age

Combined



Other² 15%
Other T&D¹ 10%
Cranes 12%
Digger Derricks 29%
Bucket Trucks 34%
$1,343M OEC
3.4-Yr Avg. Age



Bucket Truck
Digger Derrick
Crane
Track Digger
Roll-Off

Note: All metrics as of 9/30/20.
(1) Includes underground equipment, pressure diggers and line equipment for Nesco and track equipment for CTOS.
(2) Includes trucks/miscellaneous for Nesco and railroad, specialty trucks, vocational trucks, trailers and other for CTOS.

Favorable End-Market Growth Dynamics…

Primary End-Markets All Experiencing Strong Secular Growth

Key End Market Trends

T&D	• Grid unreliable and failure-prone — badly in need of upgrades • Proliferation of renewables requires new transmission lines for connection • Major project activity increasing rapidly
Telecom	• Transition to 5G requiring substantial build-out of new towers • Carriers increasingly outsourcing to contractors, who favor rental
Infrastructure	• Roads / bridges / etc. in need of extensive upgrades and replacements • Increasing likelihood of major, bipartisan spending bill under new administration
Rail	• Aging infrastructure requiring upgrades • Continued de-urbanization driving increased commuter demand

~$30B Total Addressable Market[1]



Parts & Service ~$9B
Market Size
New Sales ~$15B
Rental & Used Sales ~$5B



1.0%
3.5%
Est. Market Share
CTOS
Nesco

Rental Penetration



42%
57%
65%
~20-25%
2009
2019
~2025
Current Specialty Rental

(1) Market size based on management estimates. Market share calculated based on 2019 revenue as a percentage of total addressable market.

Integrated Business Model

CTOS' Capabilities and Offering will Materially Enhance Nesco's Platform

Unit Economics Advantages

- Scale-enabled purchasing benefits
- Source components separately via long-standing relationships with major chassis and attachment OEMs
- Model substantially reduces unit lead times

Faster Speed to Market

- Ability to shift units from new inventory to rental fleet provides maximum flexibility and enhanced speed to market
- Utility truck operations complemented by other specialty vehicle assembly, helping drive scale and efficiency
- Three primary production facilities with combined ~340k sq. ft

Higher Resale Values

- Well-established new & used sales business offers multiple benefits to rental segment
- New sales customer base highly complementary to CTOS rental segment and Nesco



Potential Synergies Expected to Drive Substantial Value Creation

~$50M of Anticipated Run-Rate Annual Cost Synergies with ~$50M of expected one-time costs to achieve

Breakdown of Cost Synergy Opportunity



Procurement
28%
Other SG&A
Opportunities
22%
Service / Production
Optimization
17%
Back Office
Consolidation
33%

Synergy Realization Timeline[1]



100%
~50%
Year 1
Year 2

Additional Upside Opportunity via Identified Potential Revenue Synergies

Expanded Service Offerings

Cross-Selling Opportunities

(1) Represents timeline to achieve run-rate synergy realization subsequent to closing of the acquisition.

Compelling Financial Profile

Expect to Deliver Pro Forma 2021 Adj. EBITDA of $380 to 400M[4]

Pro Forma Revenue

($ in millions)



$864
204
660
$1,105
246
859
$1,294
264
1,030
$1,291
297
994
$1,295
$1,390
2017
2018
2019
LTM 9/30/20
2020F1
2021F2
CTOS
NESCO
Combined

Pro Forma Adj. EBITDA

($ in millions)



$221
99
122
$293
122
171
$325
127
198
$338
50
122
166
$337
50
287
$390
50
340
2017
2018
2019
LTM 9/30/20
2020F3
2021F4
CTOS
NESCO
Combined
Run-Rate Cost Synergies

(1) Represents midpoint of forecast range of $1,285M to $1,305M.
(2) Represents midpoint of forecast range of $1,370M to $1,410M.
(3) Represents midpoint of forecast range of $332M to $342M, including $50M of run-rate annual cost synergies. See slide 15 for additional information regarding cost synergies.
(4) Represents midpoint of forecast range of $380M to $400M, including $50M of run-rate annual cost synergies. See slide 15 for additional information regarding cost synergies. Synergies realized in 2021 will depend on timing of close.

NESCO SPECIALTY RENTALS CUSTOM TRUCK ONE SOURCE

Transaction Enhances Leverage & Liquidity Profile

Improved Financial Profile Positions the Combined Company to Capitalize on Growth Opportunities

Highlights

- New capital structure provides a high level of financial flexibility
- Substantial free cash flow generation will drive de-leveraging
- Capital allocation strategy to remain focused on organic growth and de-leveraging



Lower Net Leverage
Over 2x of leverage reduction
6.3x[1]
3.9x[2,3]
Current
Pro Forma at Close



Improved Liquidity Profile[4]
($ in millions)
$67[5]
$300+[3,6]
Current
Pro Forma at Close

(1) Based on $765M of net debt as of 9/30/20 and LTM 9/30/20 Adj. EBITDA of $122M.
(2) Based on $338M of pro forma LTM Adj. EBITDA, including $50M of run-rate annual cost synergies. See slide 15 for additional information regarding cost synergies.
(3) Assumes additional $200M equity investment is raised between signing and closing. Platinum to backstop $100M.
(4) Represents unused revolver capacity.
(5) As of 9/30/20.
(6) Based on preliminary borrowing base calculation.

Compelling Transaction for All Stakeholders

Combination of Two Leading Specialty Equipment Providers Focused on High-Growth End-Markets

Integrated Platform with Scale and Differentiated Offering

Expanded Fleet and Footprint Providing Greater Ability to Serve Customers Nationwide

Identified Potential Cost Synergies with Incremental Upside from Revenue Synergies

Enhanced Financial Position and Leverage Profile



Combined Company Well Positioned to Drive Value Creation for Shareholders


WWW.NESCOSPECIALTY.COM
NESCO
SPECIALTY RENTALS
WWW.NESCOSPECIALTY.COM
800.252.0043

Appendix

Adj. EBITDA Reconciliation – Nesco

Reconciliation of Net Income (Loss) to Adjusted EBITDA[1]

($ in millions)

		Year Ended 12/31			YTD 9/30		LTM
		2017	2018	2019	2019	2020	9/30/20
Net Income (Loss)		($27.1)	($15.5)	($27.1)	($30.2)	($13.9)	($10.8)
Interest expense		53.7	56.7	63.4	46.4	47.8	64.8
Income tax expense (benefit)		(3.5)	1.7	(6.0)	1.3	(25.8)	(33.1)
Depreciation and amortization		64.7	67.1	74.6	54.3	62.3	82.5
EBITDA	1	**$87.8**	**$110.0**	**$104.9**	**$71.8**	**$70.3**	**$103.4**
Adjustments:							
Non-cash purchase accounting impact	2	4.3	3.6	1.8	0.9	1.5	2.4
Transaction and process improvement costs	3	1.9	2.5	15.9	14.7	5.1	6.3
Major repairs	4	2.8	1.4	2.2	1.5	1.5	2.2
Share based payments	5	1.1	1.1	1.0	0.5	1.7	2.2
Other non-recurring items	6	0.7	2.9	-	-	-	-
Change in fair value of derivative	7	-	-	1.7	2.6	6.1	5.2
Adjusted EBITDA		**$98.6**	**$121.7**	**$127.5**	**$91.9**	**$86.2**	**$121.8**

(1) EBITDA and Adj. EBITDA are non-GAAP financial measures. See reconciliation above that reconciles to the most comparable GAAP measures.
(2) Represents the non-cash impact of purchase accounting, net of accumulated depreciation, on the cost of equipment sold. The equipment acquired received a purchase step-up in basis, which is a non-cash adjustment to the equipment cost pursuant to our credit agreement.
(3) Represents transaction costs related to our agreement and plan of merger with Capitol in 2019. In prior years, relates to transaction expenses incurred in connection with past acquisitions. Additionally, pursuant to our credit agreement, the cost of undertakings to effect such cost savings, operating expense reductions and other synergies, as well as any expenses incurred in connection with acquisitions, are amounts to be included in the calculation of Adjusted EBITDA. For the year ended December 31, 2019, these costs include startup expenses associated with the new PTA locations (which include training, travel, and process setup costs), transaction expenses related to the acquisition of Truck Utilities, Inc. and expenses associated with the Company's closure of its Mexican equipment rental and sales operations.
(4) Represents the undepreciated cost of replaced chassis components from heavy maintenance, repair and overhaul activities associated with our fleet, which is an adjustment pursuant to our credit agreement.
(5) Represents non-cash stock compensation expense associated with the issuance of equity-based awards, which is an adjustment pursuant to our credit agreement.
(6) For the years ended December 31, 2018 and 2017, represents other adjustments pursuant to our credit agreement: Rental expense incurred in 2018 for fleet equipment that had been rented under the terms of an operating lease that was terminated in 2018. The 2017 adjustment is comprised of a state tax audit settlement and write-downs of inventory items.
(7) Represents the charge to earnings for our interest rate collar (which is an undesignated hedge).

Sum of individual line items may not equal subtotal or total amounts due to rounding.

NESCO SPECIALTY RENTALS

CUSTOM TRUCK ONE SOURCE

Adj. EBITDA Reconciliation – CTOS

Reconciliation of Net Income (Loss) to Adjusted EBITDA[1]

($ in millions)

		Year Ended 12/31			YTD 9/30		LTM
		2017	2018	2019	2019	2020	9/30/20
Net Income (Loss)		($35.0)	($8.3)	($8.3)	$11.6	($8.6)	($28.5)
Interest expense (excl. Floorplan Interest)		33.2	44.9	50.8	38.3	30.3	42.8
Income tax expense (benefit)		-	-	-	-	-	-
Depreciation and amortization		114.4	120.5	130.2	98.1	92.6	124.7
EBITDA	1	**$112.5**	**$157.1**	**$172.7**	**$148.0**	**$114.4**	**$139.1**
Adjustments:							
Equity-based compensation	2	-	5.3	1.9	-	-	1.9
Sales-type lease adjustment	3	1.2	1.5	3.2	-	-	3.2
Sponsor management fees	4	1.2	0.2	(0.2)	(0.2)	0.4	0.4
New site / product development	5	0.5	-	2.7	1.6	0.4	1.5
Accounting policy changes	6	-	-	3.9	-	-	3.9
Consulting / acquisition	7	1.1	2.7	5.0	1.2	1.4	5.3
Legacy entity / purchase accounting	8	1.9	2.9	2.4	1.7	0.7	1.4
Other non-recurring items	9	3.4	1.2	6.1	(1.3)	2.1	9.5
Adjusted EBITDA		**$121.8**	**$170.9**	**$197.8**	**$151.0**	**$119.4**	**$166.1**

(1) EBITDA and Adj. EBITDA are non-GAAP financial measures. See reconciliation above that reconciles to the most comparable GAAP measures.
(2) Represents non-cash stock compensation expense associated with the issuance of equity-based awards.
(3) Represents the exclusion of the GAAP adjustment for Sales-Type Leases in order to better align Adjusted EBITDA with the cash flow related to those leases.
(4) Represents fees paid to Blackstone.
(5) Represents start up costs to operationalize Load King and Crane Truck lines acquired from Terex.
(6) Represents the one-time impact of adopting new accounting policy related to rework.
(7) Represents consulting spend associated principally with acquisition and divestiture activities and IT implementation.
(8) Represents acquisition related matters such as transaction bonuses, non-cash impact of purchase accounting and true-up of legacy balance sheet matters of acquired companies that were not charged to goodwill.
(9) Represents the impact of various items that management believes are non-recurring in nature.

Sum of individual line items may not equal subtotal or total amounts due to rounding.